Cade Industries, Inc.

                          Exhibit Index
                               to
                       Amendment No. 1 to
          Current Report on Form 8-K/A dated May 1, 1995


Exhibit                            Incorporated Herein       Filed
Number    Description                by Reference To:       Herewith

16.1      Letter from Ernst &                                  X
          Young, LLP (former
          independent accountants)